NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA COMBINING BALANCE SHEET
AS OF SEPTEMBER 30, 2000
EXHIBIT 99.2


                                                              Historical       interLAN          Adjust     Eliminate    Pro forma
ASSETS
Current assets:
 Cash and cash equivalents                                    $   750,000      $ 337,235  A     (150,000)               $   937,235
 Accounts receivable, net                                              --        608,365                                    608,365
 Notes receivable                                               1,500,000             --                                  1,500,000
 Income taxes receivable                                          106,417             --                                    106,417
 Other                                                                 --          1,160                                      1,160
                                                              -----------      ---------                                -----------
  Total current assets                                          2,356,417        946,760                                  3,153,177
Property and equipment, net                                            --          8,219                                      8,219
Investment in interLAN                                                                    A      637,500    (637,500)            --
                                                                                                                                 --
Goodwill, net                                                          --             --  B      394,248                    354,823
                                                                                          C      (39,425)
                                                              -----------      ---------                                -----------
                                                              $ 2,356,417      $ 954,979                                $ 3,516,219
                                                              ===========      =========                                ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Notes payable                                                  $ 750,000       $ 30,107  A      150,000                  $ 930,107
 Accounts payable                                                  81,000        554,609                                    635,609
 Accrued income taxes payable                                          --         83,000                                     83,000
 Accrued expenses and other                                            --         33,400                                     33,400
 Amounts due to purchaser of discontinued operations              106,417             --                                    106,417
                                                              -----------      ---------                                -----------
                                                                  937,417        701,116                                  1,788,533
Long-term debt, less current                                           --         10,611                                     10,611

Stockholders' equity:
 Preferred stock                                                        3             --                                          3

 Common stock                                                       9,989         14,000  A          250     (14,000)        10,239

 Additional paid-in capital                                     6,410,620         86,244  A      337,250    (480,492)     6,747,870
                                                                                          B      394,248
 Retained deficit                                              (5,001,612)       143,008  C      (39,425)   (143,008)    (5,041,037)
                                                              -----------      ---------                                -----------
                                                                1,419,000        243,252                                  1,717,075
                                                              -----------      ---------                                -----------
                                                              $ 2,356,417      $ 954,979                                $ 3,516,219
                                                              ===========      =========                                ===========




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
NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA COMBINING BALANCE SHEET
AS OF SEPTEMBER 30, 2000
EXHIBIT 99.2



(Continued)

                                                                    DEBIT          CREDIT
                            [A]
Cash                                                                              150,000
Notes payable                                                                     150,000
Common stock                                                                          250
Additional paid in capital                                                        337,250
Investment in interLAN                                             637,500

To record acquisition of interLAN

                            [B]
Goodwill                                                           394,248
Additional paid in capital                                                        394,248

To record goodwill on subsidiary's books

                            [C]
Amortization expense                                                39,425
Accumulated amortization, goodwill                                                 39,425

To record amortization of goodwill for one year




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